Old Second
BANCORP, INC.

Acquisition of Bancorp Financial, Inc (Evergreen Bank Group)

February 24, 2025

Cautionary Note Regarding Forward-Looking Statements

Statements included in this presentation, which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Old Second Bancorp, Inc. ("Old Second") and Bancorp Financial, Inc. ("Bancorp Financial", "Evergreen", "Evergreen Bank Group") with respect to their planned merger, the anticipated strategic and financial benefits of the merger including the expected impact of the transaction on the combined company's scale, deposit franchise, growth and future financial performance (including, but not limited to, anticipated accretion to earnings per share and other operating and return metrics, including impacts on return on average assets ("ROAA"), return on average equity, and return on average tangible common equity ("ROATCE")), key merger assumptions, and the timing of the closing of the proposed merger. Words such as "may," "anticipate," "plan," "estimate," "expect," "believe," "project," "assume," "approximately," "continue," "should," "could," "will," "poised," "focused," "targeted," "opportunity," "plans" and variations of such words and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:

- the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction);
- the failure of Bancorp Financial to obtain stockholder approval, or the failure of either company to satisfy any of the other closing conditions to the transaction on a timely basis or at all;
- the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
- the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where Old Second and Bancorp Financial do business, or as a result of other unexpected factors or events;

- the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
- diversion of management's attention from ongoing business operations and opportunities;
- reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the transaction;
- potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;
- the outcome of any legal proceedings that may be instituted against Old Second or Bancorp Financial;
- the integration of the businesses and operations of Old Second and Bancorp Financial, which may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Old Second's and Bancorp Financial's existing businesses;
- business disruptions following the merger; and
- other factors that may affect future results of Old Second and Bancorp Financial including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; changes in general economic conditions; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Old Second disclaims any obligation to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law. Additional factors that could cause results to differ materially from those described above can be found in Old Second's Annual Report on Form 10-K for the year ended December 31, 2023, which is on file with the SEC and available on Old Second's investor relations website, https://investors.oldsecond.com, under the heading "SEC Filings," and in other documents Old Second files with the SEC.

Additional Information

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction between Old Second and Bancorp Financial. In connection with the proposed merger, Old Second will file with the SEC a Registration Statement on Form S-4 that will include the Proxy Statement of Bancorp Financial and a Prospectus of Old Second, as well as other relevant documents regarding the proposed transaction. A definitive Proxy Statement/Prospectus will also be sent to Bancorp Financial stockholders seeking the required stockholder approval of the transaction.

INVESTORS AND STOCKHOLDERS OF BANCORP FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus (when it becomes available), as well as other filings containing information about Old Second, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old Second by accessing Old Second's investor relations website, https://investors.oldsecond.com, under the heading "SEC Filings" or by directing a request to Old Second Shareholder Relations Manager, Shirley Cantrell, at Old Second Bancorp, Inc., 37 S. River St., Aurora, Illinois 60507, by calling 630-906-2303 or by sending an e-mail to scantrell@oldsecond.com.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

Old Second and Bancorp Financial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bancorp Financial's stockholders in connection with the proposed merger. Information regarding Old Second's directors and executive officers is contained in Old Second's definitive proxy statement on Schedule 14A, dated April 19, 2024 and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction will be included in the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of these documents may be obtained as described in the preceding section.

Combining to Create a Leading Community Bank in Chicago

ENHANCED SCALE IN ATTRACTIVE MARKETS[1]

$7.1B
Assets

$5.2B
Gross Loans

$6.0B
Deposits

IMPROVED PROFITABILITY IN 2026E

1.5%
Return on Avg. Assets

15+%
Return on Avg. Tangible Common Equity

Note: Market rankings pro forma for pending acquisitions in Chicago area. (1) Excludes purchase accounting adjustments. (2) Based on total deposits. Community bank defined as less than $10bn in total assets.

Pro Forma Chicago Area Footprint



OSBC (53)
Evergreen (3)
Kane
DuPage
DeKalb
Kendall
Cook
Will
LaSalle
COUNTY PRESENCE
OSBC Only
Dual Presence
Reno, NV LPO not shown

Attractive Chicago Franchise

56
Chicago Area Branch Locations

#2
Largest Community Bank Headquartered in Chicago MSA[2]

#7
Deposit Market Share in DuPage County

Strategic Rationale

COMPELLING POWERSPORTS LENDING BUSINESS LINE

- Represents approximately 60% of outstanding loan balances with 88K accounts and a 2024 portfolio yield of 8.84%
- Defensible, nationwide niche as established market leader in providing loans through tenured partnerships with original equipment manufacturers through authorized powersport dealers
- 30 year management track record of success with attractive risk adjusted returns

FINANCIALLY ATTRACTIVE

- Projected EPS accretion of 16% in 2026E when including fully phased in cost savings
- Improves 2026E profitability metrics with 13bps+ increase in ROAA and 267bps+ increase in ROATCE
- Opportunity to deploy recently acquired deposits at returns well in excess of Old Second cost of capital while maintaining strong capital ratios
- Internal rate of return of over 20% significantly above cost of capital

POSITIONED FOR FUTURE SUCCESS

- Long-term value creation by capturing higher yields without extending duration and improving our liability sensitivity
- Meaningful expected pro forma capital generation creates capacity for significant growth
- Strengthens ability to attract and retain top talent
- Scale improves competitiveness and enhances technology and marketing spend

Note: Financial data as of the quarter ended December 31, 2024. Market data as of February 24, 2025.

EVERGREEN BANK GROUP

Overview of Evergreen Bank Group

- Headquartered in Oak Brook, IL, Evergreen operates two branches in the west and one branch in the south Chicago suburbs and one loan production office in Reno, NV
- Offers traditional community banking services, including retail and commercial banking, and financing solutions for its national Powersports divisions and other consumer lending programs
- Attractive, high yielding franchise during low rate environments with an ~8% yield on loans in 2024 with a 28% loan beta in previous down cycle (3Q19 – 4Q21)
- Strong consolidated capital ratios with CET1 of 12.4% and TCE / TA of 10.3%
- Low risk balance sheet with 0.60% average NCOs/ Average Loans over last five years

FINANCIAL HIGHLIGHTS

Balance Sheet ($ in millions)		Business Model	
Assets	$1,452	Consumer Loans / Total Loans[1]	67.2%
Gross Loans	1,204	Core Deposits / Total Deposits[1][2]	74.8%
Deposits	1,241	Loan Yield[1]	8.04%

Profitability (2024FY)		Capital & Credit	
NIM[1]	3.78%	TCE / TA	10.3%
ROAA	0.34%	CET1	12.4%
ROATCE	3.4%	NCOs / Avg. Loans (2024FY)[1]	0.97%

Note: Financial data as of the year ended December 31, 2024. (1) Bank Level data. (2) Excludes brokered and jumbo deposits, or time deposits greater than $250,000. (3) Represents Community Banks defined as less than $10bn in total assets. Deposit market share data as of June 30, 2024.

CHICAGO MARKET RANKINGS[3] AND HIGHLIGHTS

Institution	Deposits ($000)	2024 Rank	Market Share
Byline Bancorp Inc.	$7,583	14	1.2%
Pro Forma	**6,144**	**15**	**1.0**
First Bancshares Inc.	6,144	15	1.0
Old Second Bancorp Inc.	**4,891**	**16**	**0.8**
First American Bank Corp.	3,616	18	0.6
Parkway Bancorp Inc.	2,508	20	0.4
Republic Bancorp Co.	2,227	22	0.4
Lakeside Bancorp Inc.	2,205	23	0.4
Finward Bancorp	1,761	26	0.3
Marquette National Corp.	1,750	27	0.3
Signature Bancorp. Inc.	1,665	28	0.3
First Bank Chicago Corp.	1,562	29	0.3
Providence Financial Corp.	1,365	32	0.2
BankFinancial Corp.	1,265	33	0.2
Bancorp Financial Inc.	**1,253**	**34**	**0.2**

- Average deposits per branch of ~$422 million
- Complementary Chicago MSA markets: Oak Brook, Evergreen Park, and Hinsdale communities

POWERSPORTS OVERVIEW

- Divisions include FreedomRoad Financial and Performance Finance, national lending companies providing high-end powersports loans exclusively through authorized dealers
- 2024YE balances of $696.3 million with just under 88k accounts and an APR of approximately 9.02% and weighted-average FICO of 717

Powersports Overview

CONSUMER INDIRECT LENDING

- Evergreen has two national powersport lending divisions doing business as FreedomRoad Financial and Performance Finance, both highly recognized names in national powersport financing space
- Partners directly with original equipment manufacturers ("OEMs") as a way to market the retail loan program exclusively through over 1,000 authorized powersport dealers
- Strategic advantages to the business model:
    - Partnerships result in immediate market-share penetration and marketplace credibility
    - Direct line to OEMs offers insight on company and market dynamics unavailable to other industry participants
    - OEMs provide substantial sales and marketing support to the dealer base

PERFORMANCE FINANCE®

Performance Finance launched in 2016 handles Polaris Products

The Performance Finance logo is a registered trademark of Polaris Industries Inc.

FreedomRoad Financial GET OUT AND RIDE®

FreedomRoad Financial launched in 2007 handles products for all other OEM brands

Powersports Originations and Customer Profiles

POWERSPORT NEW ORIGINATIONS AND ACCOUNTS


$209.3
$246.8
$249.8
$338.9
$327.6
$345.9
$381.5
$443.7
$432.9
$380.5
21.2
23.5
23.4
30.2
33.1
31.1
29.4
37.4
37.4
34.2
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
New Originations ($ Millions)
New Accounts (# Thousands)

POWERSPORT PORTFOLIO BY GEOGRAPHY


California 16%
Texas 9%
Florida 8%
Georgia 5%
Pennsylvania 4%
North Carolina 4%
New Jersey 4%
Ohio 3%
New York 3%
Other (less than $20 million) 44%

POWERSPORT PORTFOLIO COMPOSITION BY TIER

Tier	Weighted Avg. FICO
1	757
2	694
3	668
4	637
5	590
Total	**717**


Tier 1 56%
Tier 2 21%
Tier 3 11%
Tier 4 7%
Tier 5 5%

Powersports Asset Yields and Credit Quality

Maintains high yields in low rate environments with 28% loan yield beta in previous down cycle (3Q19 – 4Q21)

LOAN YIELD


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2016
2017
2018
2019
2020
2021
2022
2023
2024
Evergreen Powersports¹
Midwest Banks²

December Only Loan Yield of 9.48%

NET CHARGE-OFFS


2.00%
1.50%
1.00%
0.50%
0.00%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Evergreen Powersports¹
Other Consumer Loans, All Commercial Banks

Cumulative Total Loss: $52.4 million

Note: (1) Evergreen Powersports portfolio only. (2) Midwest Banks median loan yield includes all banks headquartered in the Midwest with less than $10 billion in total assets. Source: FRED.

Transaction Terms

AGGREGATE DEAL VALUE	• $197 million[1]
CONSIDERATION STRUCTURE	• Evergreen shareholders to receive 2.5814x shares of Old Second common stock and $15.93 in cash per Evergreen share
CONSIDERATION MIX	• 75% Stock / 25% Cash
PRO FORMA OWNERSHIP	• 85% Old Second / 15% Evergreen
GOVERNANCE	• Darin Campbell to join Old Second Bancorp Board of Directors and lead Consumer Lending • Darin Campbell and Jill Voss to join Old Second National Bank Board of Directors
PRICING RATIOS	• Price / TBV: 1.31x • Price / LTM EPS: 38.7x • Price / 2025E EPS + fully phased-in cost saves: 9.1x • Core Deposit Premium: 9.6%
REQUIRED APPROVALS	• Approval of Evergreen shareholders • Customary regulatory approvals
ANTICIPATED CLOSING	• Q3 2025

Note: Financial data as of the quarter ended December 31, 2024. Market data as of February 24, 2025. (1) Based on Old Second's closing share price on February 24, 2025 of $18.08 and Bancorp Financial shares outstanding of 3,139,058.

Positioned for Significant Shareholder Value Creation

DELIVERING VALUE

2026E EPS Accretion to Old Second Shareholders	Total Synergies Identified
16%(1)	$12M

2026E PROFITABILITY IMPROVEMENT

Return on Avg Assets	Return on Avg Equity	Return on Avg Tangible Common Equity
~13bps	~152bps	~267bps

ROBUST FUNDING & CAPITAL AT CLOSE

Total Liquidity	CRE / TRBC	Common Equity Tier 1 (3)
>$1.4bn(2)	208%	11.7%

Note: (1) Represents 2026E operating EPS accretion inclusive of fully phased-in cost savings. (2) Reflects pro forma cash and securities balances. (3) Inclusive of restructuring and day 2 CECL charges.

Diverse Loan and Deposit Portfolio

	Old Second	EVERGREEN BANK GROUP	PRO FORMA(1)

NET LOANS


$3.9B
Net
Loans
9%
9%
44%
25%
5%
7%
1-4
Multi
CRE
C&I
C&D
Cons. +
Other

Yield on Loans: 6.40%


$1.2B
Net
Loans
15%
3%
11%
3%
1%
67%

Yield on Loans: 8.35%


$5.2B
Net
Loans
11%
7%
36%
20%
4%
21%

Yield on Loans: 6.85%

DEPOSITS


$4.8B
Deposits
37%
13%
35%
13%
3%
Nonint.
Bearing
Trans.
MMDA +
Savings
Retail
Jumbo

Cost of Deposits: 0.88%


$1.2B
Deposits
6%
2%
28%
51%
13%

Cost of Deposits: 3.97%


$6.0B
Deposits
31%
11%
33%
21%
5%

Cost of Deposits: 1.54%

Note: Financial data as of the quarter ended December 31, 2024. (1) Excludes purchase accounting adjustments.

Key Merger Assumptions

STANDALONE EARNINGS	• Old Second: Based on consensus estimates • Evergreen: Projected $12.1 million net income in 2025 and $18.0 million net income in 2026, based on thorough due diligence
ESTIMATED COST SAVINGS	• Aggregate fully phased-in cost savings of $12.0 million pre-tax • Approximately 30% of Evergreen non interest expense • 50% phased-in the first year, 100% phased-in the years following
TRANSACTION COSTS	• $17.6 million pre-tax, equal to 150% of fully phased-in cost savings
CORE DEPOSIT INTANGIBLE	• 2.00% of non-time deposits; amortized over 10 years (sum-of-the-year digits)
CREDIT ASSUMPTIONS	• $28.0 million total lifetime loss estimate, equivalent to 2.30% of Evergreen's gross loans at close ○ Non-PCD reserve of $14.0 million, established day 2 though provision expense ○ Non-PCD credit mark will be accreted into earnings over 2.56 years using sum-of-the-year digits
PURCHASE ACCOUNTING MARKS	• $0.8 million additional mark-down on Available for Sale securities (entire portfolio planned to be sold) • $13.1 million interest rate mark-down on loans (includes $12.8 million on loans planned to be sold) • $0.2 million mark-up on deposits
BALANCE SHEET RESTRUCTURING	• Sale of entire AFS securities portfolio • Sale of Evergreen's purchased solar loan portfolio

Positioned for Significant Shareholder Value Creation

EXPECTED FINANCIAL IMPACT

GAAP METRICS	EXCLUDING RATE MARKS[1]	CAPITAL RATIOS AT CLOSING
2026E EPS Accretion ~16%	2026E EPS Accretion ~16%	TCE / TA ~9.6%
TBV Dilution 75% and 100%[2] Stock Consideration ~5.9% / ~3.8%	TBV Dilution 75% and 100%[2] Stock Consideration ~5.9% / ~3.8%	CET1 Ratio ~11.7%
TBV Dilution Earnback 3.00 Yrs	TBV Dilution Earnback 3.00 Yrs	Total Risk-Based Capital Ratio ~14.0%

BENEFITS OF THE TRANSACTION

The combination creates significant value for both Old Second and Evergreen shareholders:

- Management accretive with strong entrepreneurial track record of growth and profitability
- Earnings accretion not driven by purchase accounting; fair value marks are relatively modest to comparable transactions
- Strong risk adjusted returns with consistent yields in varying interest rate environments. Does not meaningfully change duration profile while improving liability sensitivity
- Additional resources to expand existing relationships and improved capital resources
- Expanded market share in Chicago area
- Improved financial performance
- Broadens the combined organization's talent pool and provides retained Evergreen team members expanded growth opportunities

Note: (1) Excluded rate marks include: loans and deposits. Maintains balance sheet restructuring impacts. (2) For illustrative purposes, reflects the TBVPS dilution if consideration was 100% stock and all other assumptions were unchanged.

Thorough Due Diligence Review

DUE DILIGENCE SUMMARY

- Comprehensive due diligence process over multiple months, involving senior leadership at both banks
- Extensive credit diligence process
  - Review of loan files, underwriting practices, risk ratings, and loan administration
- Detail risk management analysis
- Detailed regulatory and compliance program review

ESTIMATED PURCHASE ACCOUNTING MARKS & CECL

Gross Credit Mark $ Amount	$28.0
As a % of Gross Loans at Close	2.30%
PCD Mark $ Amount	$14.0
Non-PCD Mark $ Amount	$14.0
Day 2 CECL Reserve $ Amount	$14.0
Loan Rate Mark-down	$13.1
Solar Loans Expected to be sold	$12.8
AFS Securities Sale Additional Mark-down	$0.8
Deposits Mark-up	$0.2

DILIGENCE SCOPE						
	Credit & Underwriting	Risk Management	Internal Audit	Regulatory	Legal	Powersports
	Commercial Banking	Retail Banking	Information Technology	Finance, Tax, & Accounting	Human Resources	Compliance

Compelling Cost Savings Opportunity

IDENTIFIED OPPORTUNITY	ESTIMATED COST SAVINGS
($ in millions)	
Employee Expense	$7.4
Occupancy Expense	$1.0
General & Administrative Expense	$2.3
Other Expense	$1.3
Total Estimated Cost Savings	**$12.0**

COST SAVINGS OVERVIEW

- Identified expected net cost savings of $12.0 million with 50% achieved in 2025E and 100% thereafter
- ~30.0% of Evergreen's expense base
- Cost savings based on conservative assumptions

Appendix

Pro Forma Balance Sheet

($ in billions)	As of December 31, 2024 Old Second	As of December 31, 2024 Evergreen	Illustrative at Close[1] Old Second + Evergreen
Assets			
Total cash and securities	$1.3	$0.2	$1.4
Net loans	$3.9	$1.2	$5.2
Total intangibles	$0.1	$0.0	$0.2
Other assets	0.3	0.0	$0.4
Total assets	**$5.6**	**$1.5**	**$7.1**
Liabilities and equity			
Deposits	$4.8	$1.2	$6.0
Other liabilities	0.2	0.1	0.3
Total liabilities	**$5.0**	**$1.3**	**$6.3**
Common equity	$0.7	$0.1	$0.8
Total liabilities & equity	**$5.6**	**$1.5**	**$7.1**
Reserves and capital			
ACL / gross loans	1.10%	1.72%	1.38%
TCE / TA %	10.0%	10.3%	9.6%
CET1 %	12.8%	12.4%	11.7%
Total capital %	15.5%	13.7%	14.0%

Note: Financial data as of the quarter ended December 31, 2024 (1) Assumes close date of July 1, 2025. Balance sheet metrics at closing assume growth rates for the standalone companies based on analyst estimates and management projections. Illustrative pro forma metrics include impacts of purchase accounting, merger adjustments and day 2 CECL provision on non-PCD loans.

Expected Earnings Per Share Accretion

($ and shares in millions)	2025E (Stubbed)	2026E
Old Second consensus net income	$82.6	$83.0
Evergreen projected net income	6.3	18.0
After-tax transaction adjustments		
Fully phased-in cost savings	4.8	10.1
Non-PCD loan credit mark accretion under CECL[1]	2.2	4.3
Fair value mark accretion[2]	(0.1)	0.1
Balance Sheet Restructuring Impact	0.7	1.4
Opportunity Cost of Cash	(1.1)	(2.3)
Core deposit intangible amortization	(0.6)	(1.2)
Pro forma Old Second net income	**$94.7**	**$113.4**
Old Second fully diluted shares outstanding	44.9	44.9
Average Shares issued to Evergreen	4.1	8.1
Pro forma fully diluted shares outstanding	**48.9**	**53.0**
Old Second pro forma EPS	**$1.93**	**$2.14**
Old Second standalone EPS	$1.84	$1.85
$ EPS accretion to Old Second	**$0.09**	**$0.29**
% EPS accretion to Old Second	**5%**	**16%**

Note: Financial data as of the quarter ended December 31, 2024. Market data as of February 24, 2025 (1) Non-PCD credit mark is accreted into earnings over 2.56 years using straight-line. (2) Estimated fair value mark accreted back through earnings based on the estimated lives of individual assets and liabilities. (3) Core deposit intangible of 2.00% of Evergreen's approximately $446 million non-time deposits, amortized over 10 years using sum-of-years digits.

Purchase Accounting Summary

($ and shares in millions)		Basic Shares (mm)	$ Per Share
Old Second tangible book value as of December 31, 2024[1]	$555.7	44.9	$12.38
(+) Two quarters of consensus earnings prior to close	44.4		
(-) Two quarters of consensus per share common dividends	(5.4)		
Standalone Old Second tangible book value at close	**$594.7**	**44.9**	**$13.25**
Pro Forma			
Standalone Old Second tangible book value at close	$594.7	44.9	$13.25
(+) Stock consideration	146.5	8.1	
(-) Goodwill and intangibles created[2]	(66.3)		
(-) After-tax merger costs	(3.5)		
Pro Forma Old Second tangible book value at close	**671.5**	**53.0**	**$12.67**
(-) Day 2 CECL non-purchase credit deteriorated reserve	(11.1)		
Pro Forma Old Second tangible book value	**660.4**	**53.0**	**$12.47**
$ Dilution to Old Second			**($0.79)**
% Dilution to Old Second			**(6%)**
Tangible book value per share earnback [3]			**3.00 Years**

Goodwill Calculation	
Merger consideration	$196.5
Evergreen tangible book value at Close	$148.1
(-) After-tax impact of fair value adjustments	(16.0)
Adjusted tangible book value	**$132.1**
Excess over adjusted tangible book value	$64.4
(-) Core deposit intangibles created	(8.9)
(+) DTL on CDI	1.9
Goodwill created	**$57.4**
Goodwill and intangibles created[2]	**$66.3**

Note: Financial data as of the quarter ended December 31, 2024. Market data as of February 24, 2025. (1) Old Second tangible book value is equal to common shareholders equity less goodwill and other intangible assets. (2) Based on assumptions as of announcement date; subject to change at transaction closing. (3) Based on the point at which the company's pro forma tangible book value per share crosses over and begins to exceed projected standalone Old Second tangible book value per share (crossover method).